                                                                    EXHIBIT 2.10

                                     WAIVER


         This Waiver dated as of April 30, 2002 ("Agreement") is among IFCO Systems, N.V., a public limited liability company organized under the laws of the Netherlands ("Holdings"), IFCO Systems North America, Inc., a Delaware corporation ("Borrower"), the Lenders (as defined below) executing this Agreement, and Bank One, NA, as administrative agent for the Lenders ("Administrative Agent").

                                  INTRODUCTION


         A. The Borrower is party to the Second Amended and Restated Credit Agreement dated as of December 31, 2000, as amended by Amendment No. 1 and Consent dated as of June 12, 2001, Amendment No. 2 and Waiver dated as of August 31, 2001, Amendment No. 3, Waiver and Consent dated as of October 12, 2001, and Amendment No. 4, Waiver and Consent dated as of February 22, 2002 (as amended, the "Credit Agreement") with Holdings, the financial institutions parties thereto ("Lenders"), CIBC World Markets Corp. and Banc One Capital Markets, Inc., as co-lead arrangers and co-book runners, CIBC World Markets Corp., as syndication agent, and the Administrative Agent.

         B. The Borrower has requested that the Lenders waive compliance with certain covenants in the Credit Agreement.

         THEREFORE, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:

         Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Waiver. The Administrative Agent and the Lenders hereby, notwithstanding any provisions in the Credit Agreement and the Loan Documents to the contrary, waive compliance with the reporting requirements in Sections 6.1(a), 6.2(a) and 6.2(b) of the Credit Agreement for the calendar year ending December 31, 2001 only (collectively, the "Existing Defaults"). This temporary waiver is (i) limited to the extent described herein and shall not be construed to be a waiver of any other non-compliance, Defaults or Events of Default that may have occurred or any other actions prohibited by the Credit Agreement and
(ii) is temporary in nature and expires and is no longer of any force and effect on June 30, 2002 (the "Waiver Termination Date"), on which date the Existing Defaults shall be immediately and automatically reinstated and shall constitute "Events of Default" under the Credit Agreement and the other Loan Documents; provided that, if the Borrower delivers the documentation required by Sections 6.1(a), 6.2(a) and 6.2(b) on or prior to the Waiver Termination Date, the Lenders hereby agree that the temporary waiver set forth in this Section 2 shall become a permanent waiver of the Existing Defaults on the effective date of such delivery. The Administrative Agent and the

Lenders reserve the right to exercise any rights and remedies available to them in connection with any future violations, non-compliance or defaults with respect to Sections 6.1(a), 6.2(a), and 6.2(b) of the Credit Agreement or any other provision of any Loan Document.

         Section 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         (a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

         (b) (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Holdings, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

         (c) the attached Acknowledgement and Consent by Guarantors constitutes a legal, valid, and binding obligation of the Guarantors, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (d) as of the effectiveness of this Agreement, except for the Defaults and Events of Default expressly covered by the Forbearance Agreement dated as of April 15, 2002 among the Borrower, Holdings, the Lenders and the Administrative Agent, no Default or Event of Default has occurred and is continuing.

         Section 4. Effectiveness. This Agreement and the attached Acknowledgment and Consent shall become effective upon the occurrence of the following conditions precedent:

         (a) the Borrower, Holdings, the Guarantors, the Administrative Agent, and the Required Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent;

         (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

         (c) the Administrative Agent and Lenders executing this Agreement shall have received the required work fee from the Borrower; and

         (d) the Borrower shall have paid all costs, fees and expenses which have been invoiced and are payable pursuant to the terms of the Credit Agreement.

     Section 5. Effect on Loan Documents.

     (a) Except as to the waiver expressly set herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and amended heretofore.

     (b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be an Event of Default or Default under other Loan Documents.

     (c) HOLDINGS AND THE BORROWER ACKNOWLEDGE THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT. IN ADDITION, EACH OF HOLDINGS, THE BORROWER AND THEIR SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE AGENT, ANY OF THE LENDERS, LEGAL COUNSEL TO THE AGENT OR THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AGREEMENT. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS PARAGRAPH 6(c), AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

     (d) THE AGENT AND THE LENDERS HEREBY EXPRESSLY RESERVE ALL OF THEIR RIGHTS, REMEDIES, AND CLAIMS UNDER THE LOAN DOCUMENTS. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT SHALL CONSTITUTE A WAIVER OR RELINQUISHMENT (i) OF ANY DEFAULT OR EVENT OF DEFAULT (INCLUDING, WITHOUT LIMITATION, ANY EXISTING DEFAULT) UNDER ANY OF THE LOAN DOCUMENTS, (ii) OF ANY OF THE AGREEMENTS, TERMS OR CONDITIONS CONTAINED IN THE LOAN DOCUMENTS, (iii) OF ANY RIGHTS OR REMEDIES OF THE AGENT AND LENDERS WITH RESPECT TO THE LOAN DOCUMENTS, OR (iv) OF THE RIGHTS OF THE AGENT AND THE LENDERS TO COLLECT THE FULL AMOUNTS OWING TO THEM UNDER THE LOAN DOCUMENTS.

     Section 6. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

                  [Remainder of page intentionally left blank]

         EXECUTED as of the date first above written.

                                 IFCO SYSTEMS, N.V.


                                 By:  /s/ Karl Pohler
                                     -------------------------------------------
                                          Karl Pohler
                                          Chief Executive Officer

                                 IFCO SYSTEMS NORTH AMERICA, INC.


                                 By:  /s/ David Russell
                                     -------------------------------------------
                                          David Russell
                                          President

                                 BANK ONE, NA, as Administrative Agent and as a Lender


                                 By:  /s/ C. Dianne Wooley
                                     -------------------------------------------
                                 Name:  C. Dianne Wooley
                                       -----------------------------------------
                                 Title:  First Vice President
                                        ----------------------------------------


                                 CIBC INC., as Lender


                                 By:  /s/ Katherine Bass
                                     -------------------------------------------
                                 Name:  Katherine Bass
                                       -----------------------------------------
                                 Title:  Executive Director
                                        ----------------------------------------
                                        CIBC World Markets Corp. As Agent

                                 DRESDNER BANK AG, NEW YORK AND
                                 GRAND CAYMAN BRANCHES, as Lender


                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________


                                 By: ___________________________________________
                                 Name: _________________________________________
                                 Title: ________________________________________

                                   COMERICA BANK, as Lender


                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   BNP PARIBAS, as Lender


                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   NATIONAL CITY BANK, as Lender


                                   By:  /s/ Michael J. Durbin
                                       -----------------------------------------
                                   Name:  Michael J. Durbin
                                         ---------------------------------------
                                   Title:  Vice President
                                          --------------------------------------


                                   THE ROYAL BANK OF SCOTLAND, as Lender


                                   By: _________________________________________
                                   Name: _______________________________________
                                   Title: ______________________________________


                                   THE BANK OF NOVA SCOTIA, as Lender


                                   By:  /s/ Olivia L. Braun
                                       -----------------------------------------
                                   Name:  Olivia L. Braun
                                         ---------------------------------------
                                   Title:  Director
                                          --------------------------------------

                    ACKNOWLEDGMENT AND CONSENT BY GUARANTORS

         Each of the undersigned Guarantors (i) acknowledges its receipt of a copy of the foregoing Agreement (ii) hereby consents to and agrees to be bound by all of the terms and conditions of the foregoing Agreement and (ii) reaffirms its obligations under the Guarantee and Collateral Agreement dated as of March 8, 2000 in favor of Bank One, NA, as Administrative Agent.

               Dated as April 30, 2002.

                                   BORROWER:
                                   --------

                                   IFCO SYSTEMS NORTH AMERICA, INC.


                                   By:  /s/ David Russell
                                       -----------------------------------------
                                            David Russell
                                            President

                                   GUARANTORS:
                                   ----------

                                   IFCO SYSTEMS, N.V.


                                   By:  /s/ Karl Pohler
                                       -----------------------------------------
                                            Karl Pohler
                                            Chief Executive Officer

                                   IFCO SYSTEMS VIRGINIA, INC.
                                   IFCO SYSTEMS FLORIDA, INC.
                                   IFCO SYSTEMS WISCONSIN, INC.
                                   NLD, INC.
                                   IFCO SYSTEMS CALIFORNIA, INC.
                                   IFCO SYSTEMS BUTNER, INC.
                                   IFCO SYSTEMS PENNSYLVANIA, INC.
                                   IFCO SYSTEMS INDIANA, INC.
                                   VALLEY CRATING AND PACKAGING, INC.
                                   IFCO SYSTEMS WATERLOO, INC.
                                   IFCO SYSTEMS MAINE, INC.
                                   BLACK RIVER FOREST PRODUCTS, INC.
                                   PALEX-TEXAS, INC.
                                   IFCO SYSTEMS IOWA, INC.
                                   IFCO SYSTEMS NORTH CAROLINA, INC.
                                   IFCO SYSTEMS LOUISIANA, INC.
                                   IFCO SYSTEMS ARIZONA, INC.
                                   NLP TRANSPORT, INC.
                                   AZ PALLET, INC.
                                   BROMLEY ACQUISITION COMPANY, INC.
                                   IFCO SYSTEMS OHIO, INC.
                                   PALLET MANAGEMENT SERVICES, INC.
                                   IFCO SYSTEMS WESTERN REGION, INC.


                                   By:  /s/ David Russell
                                       -----------------------------------------
                                            David Russell
                                            President


                                   IFCO SYSTEMS CANADA, INC.


                                   By:  /s/ David Russell
                                       -----------------------------------------
                                            David Russell
                                            Vice President

                                   PALEX-TEXAS, L.P.

                                   By:  PalEx-Texas, Inc., its General Partner

                                   By:  /s/ David Russell
                                       -----------------------------------------
                                            David Russell
                                            President

                                   IFCO ICS-CHICAGO, INC.
                                   IFCO INDUSTRIAL CONTAINER SYSTEMS
                                   HOLDING COMPANY
                                   IFCO ICS-WASHINGTON, INC.
                                   IFCO ICS-CALIFORNIA, INC.
                                   ENVIRONMENTAL RECYCLERS OF
                                   COLORADO, INC.
                                   IFCO ICS-FLORIDA, INC.
                                   IFCO ICS-MINNESOTA, INC.
                                   IFCO ICS-GEORGIA, INC.
                                   IFCO ICS-ILLINOIS, INC.
                                   IFCO ICS-NORTH CAROLINA, INC.
                                   IFCO ICS-MIAMI, INC.
                                   CONTAINER RESOURCES CORPORATION
                                   IFCO ICS-SOUTH CAROLINA, INC.
                                   PALEX-KANSAS, INC.
                                   IFCO ICS-MICHIGAN, INC.


                                   By:  /s/ Gayle Dalicandro
                                       -----------------------------------------
                                            Gayle Dalicandro
                                            President

                                   IFCO ICS-LLC

                                   By:  IFCO ICS-Chicago, Inc., its Manager

                                   By:  /s/ Gayle Dalicandro
                                       -----------------------------------------
                                            Gayle Dalicandro
                                            President

                                   PALEX TEXAS HOLDINGS, INC.


                                   By:  /s/ David Russell
                                       -----------------------------------------
                                            David Russell
                                            President


                                   IFCO SYSTEMS GMBH


                                   By:  /s/ Karl Pohler
                                       -----------------------------------------
                                            Karl Pohler
                                            Chief Executive Officer


                                   By:  /s/ Michael Nimtsch
                                       -----------------------------------------
                                            Michael Nimtsch
                                            Chief Financial Officer


                                   SCHOELLER-U.S., INC.


                                   By:  /s/ David Russell
                                       -----------------------------------------
                                            David Russell
                                            President


                                   IFCO - U.S., L.L.C.


                                   By:  /s/ David Russell
                                       -----------------------------------------
                                            David Russell
                                            President